INVESTOR PRESENTATION Acquisition of GAIN Capital Holdings, Inc. NASDAQ: INTL

Disclaimer Forward Looking Statements This presentation contains “forward-looking statements” within the meaning of "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are identified by words such as “may,” “should,” “expects,” “anticipates,” “assumes,” “can,” “will,” “could,” “likely,” “intends,” “might,” “predicts,” “seeks,” “would,” “believes,” “estimates” or “plans.” These forward-looking statements include, among other things, statements relating to the expected results of the merger with GAIN, including any anticipated cost or capital synergies associated therewith, operating efficiencies and results, growth, client and stockholder benefits, accretion, financial benefits or returns, key assumptions, the expected timing of the closing of the merger, integration costs and transaction costs, expected timing or use of proceeds of any financing, our future financial performance, our business prospects and strategy, anticipated financial position, liquidity and capital needs and other similar matters. These forward-looking statements are based on management’s current expectations and assumptions about future events, which are inherently subject to uncertainties, risks and changes in circumstances that are difficult to predict. These forward-looking statements involve known and unknown risks and uncertainties, many of which are beyond our control, that may cause actual results to be materially different from any anticipated results expressed or implied by these forward-looking statements, including, among others, (i) the occurrence of any event, change, or other circumstance that could give rise to the termination of the merger agreement, (ii) the transaction closing conditions may not be satisfied in a timely manner or at all, including due to the failure to obtain GAIN stockholder approval and regulatory approvals, (iii) the announcement and pendency of the merger may disrupt our or GAIN’s business operations, (iv) anticipated benefits of the merger, including the realization of revenue, accretion, financial benefits or returns and other cost and capital synergies may not be fully realized or may take longer to realize than expected, (v) adverse changes in economic, political and market conditions, such as price levels and volatility in the commodities, securities and foreign exchange markets in which we and GAIN operate, (vi) losses from our market-making and trading activities arising from counter-party failures and changes in market conditions, (vii) the possible loss of key personnel or GAIN key personnel, (viii) the impact of increasing competition, (ix) the impact of changes in government regulation, (x) the possibility of liabilities arising from violations of federal and state securities laws, (xi) the impact of changes in technology in the securities and commodities trading industries and (xii) other risks and uncertainties. You should read cautionary statements made as being applicable to all related forward-looking statements wherever they appear in this presentation. We cannot assure you that the forward-looking statements in this presentation will prove to be accurate. Furthermore, if our forward-looking statements prove to be inaccurate, the inaccuracy may be material. In light of the significant uncertainties in these forward-looking statements, you should not regard these statements as a representation or warranty by us or any other person that we will achieve our objectives and plans in any specified time frame, if at all. Investors are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date they were made. Except as expressly required under federal securities laws and the rules and regulations of the U.S. Securities and Exchange Commission (the “SEC”), we do not have any obligation, and do not undertake, to update any forward-looking statements to reflect events or circumstances arising after the date of this presentation, whether as a result of new information, future events or otherwise. All forward-looking statements attributable to us are expressly qualified by these cautionary statements. Additional Information and Where to Find It This presentation may be deemed solicitation material in respect of the proposed acquisition of GAIN by INTL FCStone. In connection with the proposed merger, GAIN will file with the SEC and furnish to GAIN’s stockholders a proxy statement and other relevant documents. This filing does not constitute a solicitation of any vote or approval. Stockholders of GAIN are urged to read the proxy statement when it becomes available and any other documents to be filed with the SEC in connection with the proposed merger or incorporated by reference in the proxy statement because they will contain important information about the proposed merger. Investors will be able to obtain free of charge the proxy statement and other documents filed with the SEC at the SEC’s website at http://www.sec.gov. In addition, the proxy statement will be available free of charge through GAIN’s website at www.ir.gaincapital.com as soon as reasonably practicable after it is electronically filed with the SEC. The directors, executive officers and certain other members of management and employees of each of GAIN and INTL FCStone may be deemed “participants” in the solicitation of proxies from stockholders of GAIN in favor of the proposed merger. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the stockholders of GAIN in connection with the proposed merger will be set forth in the proxy statement and the other relevant documents to be filed with the SEC. You can find information about GAIN’s executive officers and directors in the definitive proxy statement on Schedule 14A in connection with GAIN’s 2019 Annual Meeting of Shareholders, filed with the SEC on April 30, 2019. Non-GAAP Measures This presentation includes certain non-GAAP financial measures. These non-GAAP financial measures are not measures of financial performance in accordance with generally accepted accounting principles and may exclude items that are significant in understanding and assessing our financial results. Therefore, these measures should not be considered in isolation or as an alternative to net income from operations, cash flows from operations, earnings per fully-diluted share or other measures of profitability, liquidity or performance under generally accepted accounting principles. You should be aware that our presentation of these measures may not be comparable to similarly-titled measures used by other companies. A reconciliation of these financial measures to the most comparable measures presented in accordance with generally accepted accounting principles has been included at the end of this presentation. The INTL FCStone Inc. group of companies provides financial services worldwide through its subsidiaries, including physical commodities, securities, exchange-traded and over-the-counter derivatives, risk management, global payments and foreign exchange products in accordance with applicable law in the jurisdictions where services are provided. References to over-the-counter (“OTC”) products or swaps are made on behalf of INTL FCStone Markets, LLC (IFM), a member of the National Futures Association (NFA) and provisionally registered with the U.S. Commodity Futures Trading Commission (CFTC) as a swap dealer. IFM’s products are designed only for individuals or firms who qualify under CFTC rules as an ‘Eligible Contract Participant’ (“ECP”) and who have been accepted as customers of IFM. INTL FCStone Financial Inc. (IFCF) is a member of FINRA/NFA/SIPC and registered with the MSRB. IFCF is registered with the U.S. Securities and Exchange Commission (SEC) as a Broker-Dealer and with the CFTC as a Futures Commission Merchant and Commodity Trading Advisor. References to securities trading are made on behalf of the BD Division of IFCF and are intended only for an audience of institutional clients as defined by FINRA Rule 4512(c). References to exchange-traded futures and options are made on behalf of the FCM Division of IFCF. INTL FCStone Ltd is registered in England and Wales, Company No. 5616586, authorized and regulated by the Financial Conduct Authority. Trading swaps and over-the-counter derivatives, exchange-traded derivatives and options and securities involves substantial risk and is not suitable for all investors. The information herein is not a recommendation to trade nor investment research or an offer to buy or sell any derivative or security. It does not take into account your particular investment objectives, financial situation or needs and does not create a binding obligation on any of the INTL FCStone group of companies to enter into any transaction with you. You are advised to perform an independent investigation of any transaction to determine whether any transaction is suitable for you. No part of this material may be copied, photocopied or duplicated in any form by any means or redistributed without the prior written consent of INTL FCStone Inc. © 2019 INTL FCStone Inc. All Rights Reserved. NASDAQ: INTL 2

Transaction Summary

INTL FCStone

Terms and Conditions	▪ INTL FCStone Inc. ("INTL") to acquire GAIN Capital Holdings, Inc. ("GCAP"), for $6.00 per share, or approximately $236mm equity value ▪ Represents 1.12x GCAP's TBV per diluted share as of 12/31/19 ▪ 100% cash consideration ▪ GCAP's $60mm convertible notes due April 2020 to be repaid from GCAP's cash on hand prior to closing ▪ Offer to redeem GCAP's $92m convertible notes due 2022 will be made at closing
Financing and Leverage	▪ INTL has received a commitment from Jefferies to provide acquisition financing for the transaction ▪ Transaction funded with $350mm in new senior secured notes ▪ Pro forma HoldCo Leverage of 3.1x based on trailing twelve months Credit EBITDA(1) ▪ ~$100mm in capital synergies expected to be realized within twelve months to be used to de-lever
Leadership Team	▪ Sean O'Connor will continue to lead the combined firm ▪ Glenn Stevens expected to continue leading the business as a segment of INTL
Anticipated Closing	▪ Expected to close in mid-2020 ▪ The transaction is subject to approval by GCAP stockholders, regulatory approvals and customary closing conditions

(1) *Reflects LTM 12/31/19 INTL Credit EBITDA of $129.1mm, GCAP Credit EBITDA of $13.3mm and $32.4mm of fully phased-in cost synergies. Credit EBITDA adds back stock-based compensation and certain 1-time items (see pages 19-20 for reconciliation from GAAP net income).*

3

INTL FCStone Overview

INTL FCStone

Business Summary

- INTL connects clients with the global markets across asset classes -- providing execution, post-trade settlement, clearing and custody
- Clients use INTL's electronic platforms, market intelligence, and high-touch service to manage their financial market risk, pursue trading opportunities, make investments efficiently, and improve their business performance
- INTL monetizes client activity over its own network through commissions and spreads on trades and other transactions, fees for advisory services and access to market intelligence, and interest earned on client balances
- Headquartered in NYC, INTL has more than 2,000 employees working across 44 offices to serve 30,000+ commercial and institutional clients and 125,000+ retail clients across more than 130 countries

Comparative Performance



Index (2002=100)
9,000
8,000
7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
Sep-02
Sep-03
Sep-04
Sep-05
Sep-06
Sep-07
Sep-08
Sep-09
Sep-10
Sep-11
Sep-12
Sep-13
Sep-14
Sep-15
Sep-16
Sep-17
Sep-18
Sep-19
27.6%
18.0%
8.7%
INTL Book Value / Share
Russell 2000
INTL Market Value / Share

(1) *For the twelve months ended 12/31/19, except where otherwise noted.*
(2) *Reflects a $9mm post-tax insurance payment in fiscal Q4 2019 relating to the bod debt on physical coal.*
(3) *Adds back effects of footnote (2) to arrive at Adjusted Net Income figure.*
(4) *Pricing data as of 2/25/20.*
(5) *Total investable fund balances as of 12/31/19.*
(6) *USD gross notional volume traded.*

Key Stats[1]

FINANCIAL METRICS

- Operating Revenue: $1,118.2mm
- Net Income: $83.2mm[2]
- Adj. Net Income: $74.2[3]
- Equity: $614.9mm
- Return on Equity (ROE): 14.6%
- Market Cap.: $873mm[4]
- Earnings Per Share (EPS): $3.36
- Client Float (FCM+BD): $3.2bn[5]

OPERATING METRICS

- Exchange Contracts Traded Futures & Options: 125.4mm
- OTC Contracts Traded: 1.9mm
- Gold Ounces Traded: 382.4mm
- Global Payments Transactions: 718.0k
- Securities Traded: $339.1bn[6]
- FX Prime Brokerage Volume: $337.0bn[6]

4

Business Segment Overview

INTL FCStone®

	COMMERCIAL HEDGING	PHYSICAL COMMODITIES	GLOBAL PAYMENTS	SECURITIES	CLEARING AND EXECUTION SERVICES
Net Operating Revenue ($mm)[1]	**$246 (36%)**	**$62 (9%)**	**$109 (16%)**	**$142 (21%)**	**$126 (18%)**
Overview	▪ High-touch, value-added service to help clients manage commodity price risk ▪ Access to advice, exchange-listed, OTC and structured products ▪ Long-term relationships focused on mid-sized clients	▪ Full range of trading and hedging capabilities to producers, consumers and investors ▪ Acts as a principal to buy/sell on spot and forward basis ▪ Commodity financing and facilitation services	▪ Network covers over 140 currencies and specializes in transferring funds to the developing world ▪ Investment in technology has increased efficiency of platform and enabled expansion into higher volume/smaller pmts	▪ Market maker for non-U.S. equities and U.S./non-U.S. fixed income securities ▪ Provides high-touch brokerage and U.S. clearing for foreign institutions ▪ Investment Banking ▪ Asset Management	▪ Competitive clearing and execution of securities, exchange-traded futures and options ▪ Focused on professional traders and mid-sized funds/CTAs ▪ FX prime brokerage for professionals ▪ Voice Execution of block trades in the energy sector
Segment Breakdown[2]	▪ Agricultural: 61% ▪ Energy and Renew. Fuels: 10% ▪ LME metals: 20% ▪ Other: 9%	▪ # of payments: 718.0k ▪ Net Operating Rev.: $108.7mm ▪ Segment Income[3]: $66.8mm	▪ Equities: 38% ▪ Debt Trading: 58% ▪ Inv. Banking: 0% ▪ Asset Mgmt.: 4%	▪ Exchange Traded: 32% ▪ Prime Brokerage: 14% ▪ Corr. Clearing: 22% ▪ Ind. Wlth Mgmt: 12% ▪ Deriv. Voice Bkg: 19%	▪ Precious metals: 66% ▪ Physical Ags & Energy: 34%
Corresponding Client Segments (Approximate)	**COMMERCIAL** Commercial hedgers / producers / wholesalers & merchants / corporations / introducing brokers / traders / grain elevators / merchandisers / importers / exporters		**PAYMENTS** Financial institutions / nonprofits / government organizations / NGOs / corporations	**INSTITUTIONAL (INCL. RETAIL)** Fund managers / broker-dealers / investment advisors / corporations / banks / insurance cos. / commercial hedgers / hedge funds / introducing brokers / fin. institutions / prop. trading firms / wealth managers	

(1) *For the twelve months ended 12/31/19. Net Operating Revenue = Operating Revenue less transaction-based clearing expenses, introducing broker commissions and interest expense.*
(2) *Reflects LTM 12/31/19 net operating revenues for Securities, Clearing and Execution Services and Physical Commodities, transactional revenue for Commercial Hedging.*
(3) *Calculated as revenues less cost of sales, transaction-based clearing expenses, variable bonus compensation, introducing broker commissions, interest expense and direct non-variable fixed costs.*

5

Value Proposition and Long-term Strategy

INTL FCStone®

Key Marketplace Advantages

- Connectivity to 36 derivative exchanges, every securities market, every FX market and bi-lateral sources of liquidity for OTC
- INTL is cross-product: listed derivatives, securities (equities and fixed income), FX and payments and swaps and structured products
- Offer an integrated execution and clearing value proposition

Key Long-Term Strategic Objectives

- Increase volume over network and platforms by adding new products, capabilities, markets and liquidity
- Expand into client segments and geographies where cost-effective and compelling "on-ramps" exist or can be built
- Increase the digitization of INTL's network to:
  - Improve client satisfaction and retention
  - Enable cross-selling across all platforms
  - Make client acquisition more targeted, efficient and successful

Acquisition Criteria

- Client-first culture
- Clear strategic value
- Early financial accretion
- Short payback period
- Limited leverage and goodwill
- Opportunistic

Successful Track Record of Acquisitive Growth and Platform Integration

FCC Acquires Saul Stone & Co.	International Assets acquires Global Payments	FCStone merges with International Assets	INTL acquires Hanley Trading	INTL acquires G.X. Clarke & Co
2000	*2004*	*2009*	*2010*	*2015*
INTL acquires Sterne Agee	INTL acquires PayCommerce	INTL acquires Carl Kliem S.A.	INTL acquires GMP Securities	INTL acquires CoinInvest GmbH
2016	*2018*	*2018*	*2019*	*2019*

6

GCAP Company Overview

INTL FCStone®

Overview

- GCAP was founded in 1999 with the intention of providing traders with low cost access to foreign exchange markets
- Since then, GCAP has expanded its product offering and global reach, and now provides ~130,000 retail and institutional investors with access to OTC and exchange-traded markets
- Businesses include global FX and CFD brands FOREX.com and City Index; and GCAP's futures group, which provides access to the world's major commodity and derivatives trading on 30+ global exchanges
- Business operates in two segments:
  - **Retail Segment:** offers customers access to over 15,000 financial products, including spot foreign exchange, precious metals trading, as well as CFDs
  - **Futures Segment:** offers exchange-traded futures and options on futures on 30+ global exchanges
- Headquartered in Bedminster, New Jersey, and has a global presence with ~700 staff across North America, Europe and Asia Pacific

2019 Net Revenue Mix



Top Third 2%
Other(2) 9%
Indirect 9%
Futures(1)
Direct 3%
Non-FX 32%
FX 44%
$234mm
Retail(1)

Client Assets & Active Clients



Client Assets ($mm)
Clients (k)
$921
$945
$979
$842
$929
151
135
140
131
130
2015
2016
2017
2018
2019

Adjusted Net Revenue(3)



($mm)
Net Revenue
CVIX
$402
$383
$278
$353
$234
2015
2016
2017
2018
2019

Adjusted EBITDA(3)



($mm)
$71
$94
$30
$86
($5)
2015
2016
2017
2018
2019

Note: GCAP's financials throughout this presentation reflect results from continuing operations excluding the institutional segment, unless otherwise noted.

(1) Includes trading revenue only. Net interest income for the Retail and Futures segment is included in other revenue.

(2) Includes net interest income and other revenue.

(3) See reconciliation from GAAP net revenue and GAAP net income on pages 20-21.

7

GCAP Business Segment Overview

INTL FCStone®

	Retail	Futures
2019 Net Revenue	**$194mm**	**$40mm**

Overview

Retail

- Business is conducted primarily through the Company's FOREX.com and City Index brands
- Provides its customers access to over 15,000 global financial markets, including spot forex, precious metals, and CFDs on currencies, commodities, indices, individual equities, cryptocurrencies, bonds and interest rate products, as well as OTC options on forex
  - In the UK, the Company also offers spread bets, which are similar to CFDs but offer more favorable tax treatment to residents of that country
- Generates revenue in two ways:
  - Trading revenue from market making activities for OTC products, earned principally from the bid/offer spread provided to customers and fees, including financing charges for positions held overnight, commissions on equity CFD trades, and other account related fees
  - Net gains and losses generated through changes in the market value of the currencies and other products held in net exposure

Futures

- Offers execution and related services for exchange-traded futures and futures on options on major U.S and European exchanges
- Offers futures services through the following subsidiaries:
  - **GAIN Capital Group, LLC ("GCG")**: Registered as an FCM and RFED; non-clearing FCM and is where the OEC/GCAP Trader platform resides
  - **Global Asset Advisors LLC ("GAA")**: Operates mainly under the brand of Daniels Trading; operates as an Independent IB, introducing business to GCG and RJO on a fully disclosed basis
  - **Top Third AG Marketing LLC ("TT")**: Offers Ag advisory and a full line of brokerage services; guaranteed IB of RJO
- Revenue is primarily generated through commissions earned on futures and options on futures trades

Customers Served

Retail

- # of Active Customers(1): 122,532
- Self-directed traders, who execute trades on their own behalf
- Small number of customers engage an intermediary to make trading decisions on their behalf

Futures

- # of Active Customers(1): 7,019
- Mainly introducing brokers serving retail accounts
- Small traders
- Institutional clients

Trading Revenue Mix

Retail



Non-FX
42%
FX
58%

Futures



Top Third
14%
Direct
23%
Indirect
63%

Industry Peers

Retail

IG GROUP | cmc markets | Plus500

Futures

INTL FCStone | RJO'Brien | ADM Investor Services, Inc. | ROSENTHAL COLLINS GROUP LLC

Note: Does not include $(0.1)mm of revenue from Corporate and Other segment.
(1) For the twelve months ended December 31, 2019.

8

Transaction Rationale

INTL FCStone®

Rationale	Details
New Business Segment Brings Strategic Benefits, Increased Stability, and Positive Optionality	▪ Expected to Increase net operating revenue by nearly 30% by adding a new retail trading segment – Increases INTL's customer balances by $929mm to ~$4bn ▪ Naturally addresses the key challenges of GCAP's performance as a standalone public company – insufficient scale and significant quarterly volatility – Combined revenue volatility would be 56% lower than GCAP standalone and 26% lower than INTL standalone as the two businesses are uncorrelated – Absorbs GCAP's businesses into a larger, more diversified company with a large international footprint and scaled support functions ▪ Broadened product offering for both sets of customers – Potential to improve the stickiness and lifetime value of GCAP's customers – Adds an important new distribution channel for INTL's products represented by GCAP's ~130K+ retail and institutional clients in 180+ countries ▪ Businesses have existing touchpoints and potential for synergies owing to INTL's clearing and market making capabilities in most of GCAPs products ▪ Significant positive optionality for INTL's financial performance in normal or better macro conditions for GCAP's business given very substantial operating leverage and cash flow conversion – Market conditions in 2019 depressed GCAP's profitability. During the year GCAP made cost reductions with a full year impact of $13mm
Transaction Fits into INTL's Long-Term Strategy	▪ Adds INTL's capabilities/products to the GCAP retail client base thus potentially enhancing the profitability and longevity of each relationship and making INTL's platform more enticing to new clients versus the competition ▪ Leverages the technology skills and platform of GCAP (e.g. mobile trading, automated account opening) and its marketing skills more broadly throughout INTL to accelerate the "digitization" of INTL's institutional platform ▪ Cost effectively accelerates the addition of a retail on-ramp to INTL's platform
Highly Financially Attractive	▪ Compelling valuation: 1.12x P/TBV(1) and 4.1x EV/EBITDA(2) ▪ $32mm in anticipated fully phased-in cost synergies ▪ $100mm in anticipated cash capital release within 12 months would reduce effective acquisition price and enable rapid deleveraging ▪ 30%+ accretive in year 2(3)

(1) Based on GCAP's 12/31/19 balance sheet and fully diluted shares outstanding.
(2) Enterprise value incorporates $100mm of anticipated capital synergies. EBITDA reflects Year 1 period and 100% realization of cost synergies.
(3) Accretion reflects the estimated impact to INTL's LTM 12/31/19 net income from the addition of GCAP's year 2 projected earnings and fully phased-in synergies less interest on acquisition debt after assumed $100mm paydown within twelve months and the amortization of new acquired intangibles.

9

Pro Forma Revenue Mix and Financial Highlights

INTL · FCStone®

($ in millions, except per share amounts)

LTM 12/31/19 Net Operating Revenue Mix[1]

INTL



Commercial Clients
Institutional Clients
9%
18%
21%
16%
36%
$685
Clearing and Execution Services
Securities
Global Payments
Commercial Hedging
Physical Commodities

GCAP



1%
9%
$186
90%
Retail
Futures
Other

Combined



Retail
Institutional Clients
Commercial Clients
21%
14%
7%
$870
16%
13%
28%
Clearing and Execution Services
Securities
Global Payments
Commercial Hedging
Physical Commodities
GCAP

	INTL LTM 12/31/19	GCAP INTL Projections for GCAP	Combined
Year 1 / Year 2 Credit EBITDA[2]	$129	$29 / $49	$179[3] / $208[3]
Year 1 / Year 2 Credit EBITDA Margin[4]	13.2%	11.1% / 17.0%	14.5%[3] / 16.5%[3]
Year 1 / Year 2 Adjusted Net Income	$83	N/M	$86[3] / $112[3]
Year 1 / Year 2 Adjusted ROE	14.6%	N/M	15.6%[3][5] / 20.4%[3][5]

Note: Year 1 = Calendar Year 2020 assuming 12/31/19 close; Year 2 = Calendar year 2021. INTL metrics reflect LTM 12/31/19 results, including for Years 1 and 2 when combined with GCAP.

(1) GCAP revenue less referral fees, bank fees and futures trading expenses. See page 21 for reconciliation from GAAP revenue.

(2) Adds back stock-based compensation for INTL. GCAP stock-based compensation is treated as cash compensation.

(3) Includes $21mm and $30mm of net synergies in Years 1 and 2, respectively.

(4) Denominator used to calculate Credit EBITDA margin reflects Net Revenue which is equal to Net Operating Revenue before interest expense on HoldCo debt, Introducing Broker Commissions and Transaction-based Clearing Expenses.

(5) Denominator represents INTL's average equity for the LTM 12/31/19 period less estimated transaction fees and other merger accounting adjustments.

10

GCAP Deepens and Broadens INTL's Platform Across Both Customer and Product Axis

INTL FCStone®

= INTL
= GCAP

	Listed Derivatives	Securities	Swaps	FX
Commercial Clients	▪ Clearing and execution ▪ Risk mgmt. consulting ▪ Top Third 	N/A	▪ Rates ▪ FX ▪ Commodities 	▪ FX and Payments SME (GIRROX) 
Institutional Clients	▪ Clearing and execution 	▪ Clearing & Exec. – Treasuries – Corp bonds – Agencies – Equities ▪ Market Making – ADRs – Fixed Income 	▪ Rates ▪ FX ▪ Commodities 	▪ Payments ▪ FXPB 
Professional Traders	▪ Clearing and execution ▪ Daniels 	▪ Clearing & Exec. – Treasuries – Corp bonds – Agencies – Equities ▪ Market Making – ADRs – Fixed Income ▪ CFD's on: – Single stocks – Indices – Bonds – Rates 	▪ Rates ▪ FX ▪ Commodities 	▪ FXPB ▪ Precious metals ▪ OTC spot 
Financial Institutions & Introducing Brokers (Aggregators)	▪ Clearing and execution ▪ Gain Futures (Indirect) 	▪ Clearing & Exec. – Treasuries – Corp bonds – Agencies – Equities ▪ Market Making – ADRs – Fixed Income ▪ CFD's on: – Single stocks – Indices – Bonds – Rates 	▪ Rates ▪ FX ▪ Commodities 	▪ Payments ▪ FXPB ▪ OTC spot 
Retail	▪ Clearing and execution ▪ Daniels ▪ Top Third 	▪ Clearing & Exec. ▪ Wealth Management ▪ CFD's on: – Single stocks – Indices – Bonds – Rates ▪ Structured products 	N/A	▪ Physical precious metals ▪ OTC spot 

11

Note: Charts depict illustrative market presence and capabilities on a combined basis as estimated by INTL management. Charts not to scale and are for illustrative purposes only.

GCAP’s 2019 Performance Driven by Poor Market Conditions; Low Correlation with INTL Business Reduces Combined Revenue Volatility Adjusted Net Revenue(1) Historical Monthly ADV & RPM Outcomes (Jan’15-Dec’19) 2015-2018 2019 Retail Futures / Other $402 $383 $353 RPM $50 $46 $278 $42 $234 $41 5.0 7.0 9.0 11.0 13.0 15.0 17.0 19.0 21.0 $40 Retail ADV ($bn) $351 $336 $311 $237 EUR/USD High to Low Range $194 $0.21 2015 2016 2017 2018 2019 $0.15 $0.16 Retail $0.12 ADV $15.4bn $10.9bn $9.6bn $10.1bn $7.1bn $0.06 RPM $86 $117 $93 $115 $96 CVIX 10.2 10.4 8.3 7.7 6.6 2015 2016 2017 2018 2019 Acquisition Reduces Quarterly Net Operating Revenue Volatility by 26%(2) Quarterly Volatility $236 $226 $229 $227 $213 $223 $213 $200 $208 $196 $196 $196 $188 $192 13% $173 $175 $179 $82 $64 $53 Combined $157 $69 $83 $42 $153 $85 $155 $59 $27 $83 $78 $85 $73 $57 $48 $45 $69 $73 $46 $31 $173 $154 $155 $149 $165 $166 $170 $127 $131 $130 $142 $108 $103 $103 $113 $117 $111 $114 $124 $123 18% reduction 26% INTL Mar-15 Jun-15 Sep-15 Dec-15 Mar-16 Jun-16 Sep-16 Dec-16 Mar-17 Jun-17 Sep-17 Dec-17 Mar-18 Jun-18 Sep-18 Dec-18 Mar-19 Jun-19 Sep-19 Dec-19 INTL GCAP Pro Forma 3-months Ending Note: Volatility calculated as standard deviation divided by the average. (1) See reconciliation from GAAP revenue on page 21. 12 (2) GCAP revenue less referral fees, bank fees and futures trading expenses. See page 21 for reconciliation from GAAP revenue.

Sources & Uses and Pro Forma Capitalization Sources & Uses Sources Uses ($mm) ($mm) 0 0 Cash on Hand $2.6 Offer Value of Equity $236.2 New Senior Secured Notes 350.0 Redeem GCAP Convertible Notes 92.0 Estimated Transaction Fees and Expenses 24.4 Total Sources $352.6 Total Uses $352.6 Pro Forma Leverage INTL GCAP(1) Pro Forma ($mm) 12/31/2019 12/31/2019 Cash and Cash Equivalents $338.9 $130.2 $466.5 INTL HoldCo Debt $187.5 - $187.5 INTL Note Payable - Holdco 0.3 - 0.3 GCAP Convertible Notes - 92.0 - New Senior Secured Notes - - 350.0 Total HoldCo Debt $187.8 $92.0 $537.8 Credit EBITDA (LTM) (2) $129.1 $13.3 $174.8 (3) Total HoldCO Debt / EBITDA 1.5x 6.9x 3.1x (1) Adjusted for repayment of GCAP’s $60mm convertible notes due in April 2020 that will be repaid prior to closing from GCAP’s free cash on hand. (2) Credit EBITDA adds back stock-based compensation and certain one-time items. See pages 19-20 for reconciliation from GAAP net income. 13 (3) Includes $32.4mm of anticipated cost synergies.

Significant Anticipated Expense Synergies ▪ INTL anticipates $32mm of cost synergies from a combination with GCAP ▪ $21mm and $30mm impact to pre-tax income in years 1 and 2 reflecting realization of anticipated synergies and increase in fixed costs ▪ Estimated restructuring costs of $6mm to achieve synergies ▪ Savings are incremental to the $13mm GCAP already achieved on its own in 2019 on an annualized basis ($ in millions) Year 1 Year 2 Category Overview Synergies Synergies Corporate Overhead & ▪ Savings from integration of overlapping functions and elimination of public $15 $19 Redundancies company costs Technology ▪ Rationalization of vendor contracts $5 $7 Adjacent Businesses ▪ Consolidation of infrastructures of adjacent businesses $3 $4 Real Estate ▪ Optimization of real estate footprint $2 $3 Gross Synergies $25 $32 ▪ Increased overhead anticipated in years 1-2 (e.g., salary increases & other fixed (-) Increase in Investment $(4) $(2) costs) Net Synergies in Years 1 and 2 $21 $30 14

Expected Capital Synergies Subsidize Purchase Price While Maintaining a Strong Capital and Liquidity Profile OVERVIEW EXPECTED TIMING EXPECTED SYNERGY Merging INTL’s IFL and UK UNITED KINGDOM entities into GCAP’s UK 3-6 months $85mm entity Merging local 3-6 months $5-10mm SINGAPORE subsidiaries Extracting excess Other working capital from 3-12 months $5-10mm various other entities TOTAL ~$100mm Proceeds from expected capital synergies to be used to de-lever in 3-12 months 15

Acquisition is Expected to be Accretive to Earnings

INTL FCStone®

($ in Millions)

Conservative View on GCAP's Revenue

Retail Segment Revenue Drivers



Year 1 Projection
2018
Year 2 Projection
3-year Average
2019
Quarterly Data Points ('17 – '19)
$200
$150
$100
$50
RPM
6.0
7.0
8.0
9.0
10.0
11.0
12.0
13.0
Retail ADV ($bn)

GCAP Adjusted Net Revenue



Retail
Futures
Other
$278
$353
$234
$264
Street Estimate: $280
$286
Street Estimate: $309
2017
2018
2019
Year 1
Year 2

Right Sizing of GCAP's Expenses Allows for Profitability Across Market Environments

GCAP Expenses

	2018	2019	Adj.[1]	2019 Adj.	Year 1	Year 2
Fixed Overhead	$133	$125	($7)	$118	$118	$118
Variable Overhead	57	46	(6)	40	50	51
Selling and Marketing	37	38	-	38	37	37
Referral Fees	40	29	-	29	30	32
Total Cash Operating Expenses	**$266**	**$239**	**($13)**	**$226**	**$235**	**$237**

Acquired EBITDA



Year 1
Year 2
$30
$86
$8
$264
(235)
$29
$21
$50
$286
(237)
$49
$30
$79
2017
2018
2019 PF Adj. EBITDA(1)
Standalone
Net Synergies
Acquired EBITDA
Standalone
Net Synergies
Acquired EBITDA

Transaction is Expected to be Meaningfully Accretive to INTL

Pro Forma Net Income

Year 2 GCAP Projections and Synergies (excludes restructuring costs)



+35% Growth / EPS Accretion
$83
$79
($16)
($22)
($11)
$113
INTL LTM 12/31/19 Net Income
Acquired EBITDA
GCAP D&A(2)
Interest Expense(3)
Tax Impact of Adjustments(4)
Pro Forma Net Income

Pro Forma ROE

Year 2 GCAP Projections and Synergies (excludes restructuring costs)



12%
15%
15%
20%
~25%
W/ GCAP 2018 Retail Revenue
FY 2018
FY 2019
LTM 9/30
INTL Reported
Pro Forma(5)
LTM 12/31/19

(1) *Reflects annualization of $13mm of cost cuts taken by GCAP in 2019. See page 20 for reconciliation from GAAP net income.*

(2) *Includes GCAP's standalone D&A plus estimated amortization of new acquired intangibles.*

(3) *Represents interest expense on Senior Secured Notes net of assumed $100mm paydown of debt from capital synergies expected to be achieved within 1st year.*

(4) *Assumes 27% tax rate.*

(5) *Average equity is reduced by estimated transaction costs expensed at closing. Year 2 equity is not compounded.*

16

Anticipated Cost and Capital Synergies Result in Attractive Purchase Price Multiple ($ in Millions) Deal Price $6.00 (x) Fully Diluted Shares 39.4 Offer Value of Equity $236.2 At (+) Converts Due 2022 92.0 Closing Enterprise Value $328.2 2019 Repeat Year 1 GCAP Pro Forma Adjusted EBITDA $8.2(1) $29.3 (2) EV / Pro Forma Adjusted EBITDA NM 11.2x Enterprise Value $328.2 (-) Capital Synergies (100.0)(2) Enterprise Value Post Capital Synergies $228.2 EV / Pro Forma Adjusted EBITDA NM 7.8x Enterprise Value Post Capital Synergies $228.2 With (+) Restructuring Costs 5.7(2) Synergies Adjusted Enterprise Value $234.0 2019 Repeat Year 1 GCAP Pro Forma Adjusted EBITDA $8.2 $29.3 (+) Gross Synergies (100% Realization) 32.4(2) 28.0 (3) Acquired EBITDA $40.5 $57.4 EV / Acquired EBITDA 5.8x 4.1x (1) Adjusted EBITDA of ($4.6)mm plus $12.8mm of cost cuts taken by GCAP in 2019. See page 20 for reconciliation from GAAP net income. (2) INTL management estimate. 17 (3) Equal to fully phased-in gross synergies of $32.4mm less anticipated $4.3mm increase in fixed costs during Year 1.

Overview of Potential Cross-Selling Opportunities

INTL FCStone®

- While projections exclude the revenue synergies from cross-selling opportunities, INTL's broad product offering will provide GCAP clients with a valuable expansion of products
- The broadened product offering has the potential to extend GCAP's client tenure and increase lifetime client value, particularly among higher value US customers
- The top 10% of GCAP's UK clients generate nearly 90% of UK revenue. These are viewed as high-value clients, and are an ideal cross-sell for INTL's lower-tiered institutional products
- Additionally, GCAP's products (i.e., OTC FX) may be of interest to INTL's wealth management clients and its new Japanese Knock-out products may be of interest to INTL's professional trader segment

✓ = Product Offering
✓ = New Product Match

	US		UK/EMEA		Commentary	Post-Close Timing
	GCAP	GCAP/INTL	GCAP	GCAP/INTL		
OTC FX	✓	✓	✓	✓	▪ Market maker / dealer in leveraged and unleveraged OTC FX ▪ Aim to consolidate FXPB businesses for offsets, spread capture and scale	3-6 Months
Precious Metals	✓	✓	✓	✓	▪ Market maker / dealer in unleveraged rolling spot of precious metals products	-
Crypto	✓	✓	✓	✓	▪ Offering futures in US only	-
DMA	✓	✓	✓	✓	▪ Offering FX and rolling spot (precious metals)	-
OTC	✓	✓	✓	✓ (new)	▪ Distribute INTL's bespoke thematic products to GCAP's HNW clients in the UK ▪ Internalize GCAP's need for Japanese Knock-out products with INTL's structured product desk ▪ Distribute OTC structured products to GCAP's futures clients (2,100 ECP clients)	3-6 Months
Single Stocks		✓ (new)	✓	✓	▪ Part of retail self-directed platform ▪ Aggregate flow for INTL equity market making desk	3-6 Months
Cross-Border Payments		✓ (new)		✓ (new)	▪ Add in a Global Payments module enabling money movement across accounts or sending money cross border (non-G20 payments for GCAP's higher value client base). UK initially, subsequently in US (6-12 months, subject to licensing requirements)	0-3 Months
INTL Retail Self-Directed Platform		✓ (new)		✓ (new)	▪ To include FX, Cash equities & Securities, Futures & Options, Structured products	3-6 Months
Indices		✓ (new)	✓	✓	▪ Various indices (principally equity indices) ▪ Aggregate flow for INTL equity market making desk	3-6 Months
CFDs			✓	✓	▪ Offerings across various products ▪ Aim to integrate trading flows into INTL's relevant desks	3-6 Months
Commodities			✓	✓	▪ API into PMExecute, consolidating flow (INTL's proprietary OTC trading platform for physical Precious Metals)	3-6 Months
CoinInvest (physical PMs)		✓ (new)		✓ (new)	▪ Addition of CoinInvest offering onto GCAP's retail platform to offer physical gold, silver, platinum group metals, including custody/delivery	12-18 Months
Retail Futures & Options		✓ (new)		✓ (new)	▪ Offering Energy, Metals, Agriculture, and Other in both the US and UK	3-6 Months
Research		✓ (new)		✓ (new)	▪ Market Intelligence: 150 pieces of proprietary commentary per day across asset classes	3-6 Months
FX Trading for INTL Wealth Management Clients	✓	✓ (new)			▪ Opportunity to distribute GCAP's products (i.e., OTC FX) to INTL's wealth management segment 's (SA Stone) 600+ reps and their 100,000+ retail clients ▪ Potential to add GCAP clients as wealth management clients	3-6 Months

18

Non-GAAP Reconciliations INTL 12/31/19 LTM EBITDA ($ in millions) Three Months Ended Fiscal Year Ended Twelve Months Ended December 31, September 30, December 31, 2019 2018 2019 2019 Net income from continuing operations $16.3 $18.2 $85.1 $83.2 Interest expense 33.8 33.0 154.7 155.5 Depreciation and amortization 3.9 2.9 14.0 15.0 Income tax expense 5.4 6.2 25.9 25.1 EBITDA $59.4 $60.3 $279.7 $278.8 Amortization of share based compensation expense 2.6 1.9 8.1 8.8 Interest attributable to short-term financing facilities of subsidiaries (31.1) (30.2) (142.0) (142.9) Gain on acquisition (0.1) - (5.5) (5.6) Bad debt (recovery) on physical coal - (2.4) (12.4) (10.0) Credit EBITDA $30.8 $29.6 $127.9 $129.1 19

Non-GAAP Reconciliations

INTL FCStone®

GCAP Adjusted EBITDA

($ in millions)

	Fiscal Year Ended December 31,				
	2019	2018	2017	2016	2015
Net (loss) / income from continuing operations	**($60.8)**	**$28.0**	**($14.9)**	**$35.3**	**$10.3**
Depreciation and amortization	17.1	19.7	17.0	13.9	11.1
Purchased intangible amortization	8.8	14.2	14.0	15.0	16.6
Interest on long-term borrowings	13.5	13.5	11.8	10.4	9.2
Income tax (benefit) / expense	(12.9)	8.5	(5.0)	9.8	(3.5)
Contingent provision	0.2	0.0	0.0	0.0	0.0
Legal settlement	0.0	5.3	0.0	9.2	0.0
Restructuring expenses	1.3	0.8	0.0	1.0	3.5
Goodwill impairment	28.1	0.0	0.0	0.0	0.0
Impairment of investment	0.0	(0.1)	0.6	0.0	0.0
Equity in net loss of affiliates	0.0	0.0	0.3	0.1	0.0
Loss on extinguishment of debt	0.0	0.0	4.9	0.0	0.0
Class action settlement	0.0	(5.4)	0.0	0.0	0.0
PP&E write-off	0.0	1.3	0.0	0.0	0.0
Dutch auction fees	0.0	0.8	0.0	0.0	0.0
Operational strategy review fees	0.0	0.0	0.8	0.0	0.0
Acquisition expenses	0.0	0.0	0.0	0.0	2.8
Integration costs	0.0	0.0	0.0	2.8	33.1
Bad debt related to SNB event in January 2015	0.0	0.0	0.0	0.0	2.5
Acquisition contingent consideration adjustment	0.0	0.0	0.0	0.0	(6.7)
Net income attributable to non-controlling interest	0.0	0.0	0.0	2.1	1.7
Adjusted EBITDA, before removal of Institutional Segment profit	**($4.6)**	**$86.5**	**$29.7**	**$99.6**	**$80.6**
Removal of Institutional Segment profit	0.0	0.0	0.0	(5.4)	(10.1)
Adjusted EBITDA	**($4.6)**	**$86.5**	**$29.7**	**$94.3**	**$70.5**
2019 annualized cost savings	12.8				
Pro Forma Adjusted EBITDA	**$8.2**				
Share-based compensation expense	5.1				
Credit EBITDA	**$13.3**				

Source: Company filings.

Note: 2015-2016 includes discontinued operations, but is adjusted for removal of institutional segment profit. 2017-2019 reflects continuing operations.

20

Non-GAAP Reconciliations GCAP Adjusted Net Revenue and Adjusted Net Operating Revenue ($ in millions) Fiscal Year Ended December 31, 2019 2018 2017 2016 2015 Net revenue $233.9 $358.0 $278.2 $382.8 $401.6 Class action settlement 0.0 (5.4) 0.0 0.0 0.0 Adjusted net revenue $233.9 $352.6 $278.2 $382.8 $401.6 Referral fees (29.3) (40.0) (53.7) (70.8) (108.9) Bank fees (10.3) (9.5) (6.5) (9.3) (10.1) Futures trading expenses (8.6) (9.8) (8.8) (10.6) (10.1) Adjusted net operating revenue $185.7 $293.3 $209.2 $292.1 $272.5 Source: Company filings. 21 Note: Represents continuing operations.